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                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned directors and officers of OHM Corporation, an Ohio corporation (the "Company"), do hereby make, constitute and appoint Pamela K.M. Beall, Kris E. Hansel, and John J. Ray III, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file, under the Securities Exchange Act of 1934, as amended, the Company's Annual Report on Form 10-K, for the year ended December 31, 1995 and all amendments or exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any substitute. This action may be executed on counterpart.

  IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 23rd day of February, 1996.



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
                                                                    /s/ Victor J. Barnhart
--------------------------------------------------                  ---------------------------------------------
James L. Kirk, Chairman of the Board                                Victor J. Barnhart, Director
of Directors, President and
Chief Executive Officer
                                                                    /s/ Herbert A. Getz
                                                                    ---------------------------------------------
                                                                    Herbert A. Getz, Director

--------------------------------------------------
Harold W. Ingalls, Vice President--
Finance and Chief Financial Officer                                 /s/ Ivan W. Gorr
(Principal Financial Officer)                                       ---------------------------------------------
                                                                    Ivan W. Gorr, Director


                                                                    /s/ Charles D. Hollister
                                                                    ---------------------------------------------
                                                                    Charles D. Hollister, Director
--------------------------------------------------
Kris E. Hansel,
Vice President and Controller
(Principal Accounting Officer)                                      /s/ Joseph R. Kirk
                                                                    ---------------------------------------------
                                                                    Joseph R. Kirk, Director


                                                                    /s/ James E. Koenig
                                                                    ---------------------------------------------
                                                                    James E. Koenig, Director


                                                                    /s/ Richard W. Pogue
                                                                    ---------------------------------------------
                                                                    Richard W. Pogue, Director


                                                                    /s/ Charles W. Schmidt
                                                                    ---------------------------------------------
                                                                    Charles W. Schmidt, Director
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